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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 1998
                                                        ------------------


                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12139                65-0654331
     ---------------           ----------------          -------------
     (State or other           (Commission File          (IRS Employer
     jurisdiction of                Number)            Identification No.)
      incorporation)


              One Town Center Road, Boca Raton, Florida 33486-1010
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 561/362-2000
                                                           --------------

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Item 5.  Other Events.

         On February 3, 1998, W. R. Grace & Co. ("Company") announced its consolidated results of operations for the quarter and year ended December 31, 1997. The Company's February 3, 1998 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Company's February 3, 1998 press release and accompanying financial and statistical data are filed as an exhibit hereto.

                                     - 2 -

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               W. R. GRACE & CO.
                                             ---------------------
                                                 (Registrant)



                                             By /s/ Kathleen A. Browne
                                               ------------------------------
                                                    Kathleen A. Browne
                                              Vice President and Controller

Dated: February 9, 1998

                                     - 3 -

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                               W. R. GRACE & CO.

                           Current Report on Form 8-K


                                 Exhibit Index
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Exhibit No.   Description
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   99.1       Press Release dated February 3, 1998 and accompanying
              financial and statistical data